POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K
                      OF ALLBRITTON COMMUNICATIONS COMPANY


        KNOW  ALL MEN BY  THESE  PRESENTS,  that  the  undersigned  director  or officer, or both, of Allbritton Communications Company (the "Company") constitutes and appoints Jerald N. Fritz and Stephen P. Gibson his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, and each of them with full power to act without the other for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (the "Commission") an Annual Report on Form 10-K for the Company's fiscal year ended September 30, 2001 and any and all amendments thereto, and all matters required by the Commission in connection with such Annual Report on Form 10-K under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
        IN WITNESS WHEREOF, the undersigned has hereunto set his name and seal the 4th day of December 2001.


                                            /s/ Joe L. Allbritton
                                            ------------------------------------
                                            Joe L. Allbritton

                                POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K
                      OF ALLBRITTON COMMUNICATIONS COMPANY


        KNOW  ALL MEN BY  THESE  PRESENTS,  that  the  undersigned  director  or officer, or both, of Allbritton Communications Company (the "Company") constitutes and appoints Jerald N. Fritz and Stephen P. Gibson his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, and each of them with full power to act without the other for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (the "Commission") an Annual Report on Form 10-K for the Company's fiscal year ended September 30, 2001 and any and all amendments thereto, and all matters required by the Commission in connection with such Annual Report on Form 10-K under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
        IN WITNESS WHEREOF, the undersigned has hereunto set his name and seal the 4th day of December 2001.


                                            /s/ Barbara B. Allbritton
                                            ------------------------------------
                                            Barbara B. Allbritton

                                POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K
                      OF ALLBRITTON COMMUNICATIONS COMPANY


        KNOW  ALL MEN BY  THESE  PRESENTS,  that  the  undersigned  director  or officer, or both, of Allbritton Communications Company (the "Company") constitutes and appoints Jerald N. Fritz and Stephen P. Gibson his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, and each of them with full power to act without the other for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (the "Commission") an Annual Report on Form 10-K for the Company's fiscal year ended September 30, 2001 and any and all amendments thereto, and all matters required by the Commission in connection with such Annual Report on Form 10-K under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
        IN WITNESS WHEREOF, the undersigned has hereunto set his name and seal the 4th day of December 2001.


                                            /s/ Robert L. Allbritton
                                            ------------------------------------
                                            Robert L. Allbritton

                                POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K
                      OF ALLBRITTON COMMUNICATIONS COMPANY


        KNOW  ALL MEN BY  THESE  PRESENTS,  that  the  undersigned  director  or officer, or both, of Allbritton Communications Company (the "Company") constitutes and appoints Jerald N. Fritz and Stephen P. Gibson his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, and each of them with full power to act without the other for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (the "Commission") an Annual Report on Form 10-K for the Company's fiscal year ended September 30, 2001 and any and all amendments thereto, and all matters required by the Commission in connection with such Annual Report on Form 10-K under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
        IN WITNESS WHEREOF, the undersigned has hereunto set his name and seal the 4th day of December 2001.


                                            /s/ Lawrence I. Hebert
                                            ------------------------------------
                                            Lawrence I. Hebert

                                POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K
                      OF ALLBRITTON COMMUNICATIONS COMPANY


        KNOW  ALL MEN BY  THESE  PRESENTS,  that  the  undersigned  director  or officer, or both, of Allbritton Communications Company (the "Company") constitutes and appoints Jerald N. Fritz and Stephen P. Gibson his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, and each of them with full power to act without the other for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (the "Commission") an Annual Report on Form 10-K for the Company's fiscal year ended September 30, 2001 and any and all amendments thereto, and all matters required by the Commission in connection with such Annual Report on Form 10-K under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
        IN WITNESS WHEREOF, the undersigned has hereunto set his name and seal the 4th day of December 2001.


                                            /s/ Frederick J. Ryan, Jr.
                                            ------------------------------------
                                            Frederick J. Ryan, Jr.

                                POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K
                      OF ALLBRITTON COMMUNICATIONS COMPANY


        KNOW  ALL MEN BY  THESE  PRESENTS,  that  the  undersigned  director  or officer, or both, of Allbritton Communications Company (the "Company") constitutes and appoints Jerald N. Fritz his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, and with full power to act for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (the "Commission") an Annual Report on Form 10-K for the Company's fiscal year ended September 30, 2001 and any and all amendments thereto, and all matters required by the Commission in connection with such Annual Report on Form 10-K under the Securities Exchange Act of 1934, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.
        IN WITNESS WHEREOF, the undersigned has hereunto set his name and seal the 4th day of December 2001.


                                            /s/ Stephen P. Gibson
                                            ------------------------------------
                                            Stephen P. Gibson

                                POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K
                      OF ALLBRITTON COMMUNICATIONS COMPANY


        KNOW  ALL MEN BY  THESE  PRESENTS,  that  the  undersigned  director  or officer, or both, of Allbritton Communications Company (the "Company") constitutes and appoints Jerald N. Fritz and Stephen P. Gibson his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, and each of them with full power to act without the other for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (the "Commission") an Annual Report on Form 10-K for the Company's fiscal year ended September 30, 2001 and any and all amendments thereto, and all matters required by the Commission in connection with such Annual Report on Form 10-K under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
        IN WITNESS WHEREOF, the undersigned has hereunto set his name and seal the 4th day of December 2001.


                                            /s/ Elizabeth A. Haley
                                            ------------------------------------
                                            Elizabeth A. Haley